                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 30, 1998

                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)


           TEXAS                              1-9016                   75-6335572
(State or Other Jurisdiction of       (Commission File Number)      (I.R.S. Employer
 Incorporation or Organization)                                   Identification Number)


6210 NORTH BELTLINE ROAD, SUITE 170, IRVING, TEXAS                        75063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)

       Registrant's telephone number, including area code: (972) 756-6000

         The undersigned Registrant hereby amends its Current Report on Form 8-K dated April 30, 1998, which was filed with the Securities and Exchange Commission on May 14, 1998, to include the financial statements required by Item 7(a) and the pro forma financial information required by Item 7(b).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

         (b) Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

         (c) Exhibits

             The following exhibit is filed with this report:

         Exhibit
         Number     Description

          23.1      Consent of Ernst & Young LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN INDUSTRIAL PROPERTIES REIT

                                  By: /s/ CHARLES W. WOLCOTT
                                      ------------------------------------------
                                           Charles W. Wolcott
                                           President and Chief Executive Officer

July 7, 1998

       INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION


FINANCIAL STATEMENTS
     SPIEKER PROPERTIES PORTFOLIO
         Report of Independent Auditors                                               F-2
         Combined Historical Summary of Gross Income and Direct Operating Expenses    F-3
         Notes to Combined Historical Summary of Gross Income and Direct
              Operating Expenses                                                      F-4
     NORTH AUSTIN OFFICE BUILDING
         Report of Independent Auditors                                               F-7
         Historical Summary of Gross Income and Direct Operating Expenses             F-8
         Notes to Historical Summary of Gross Income and Direct Operating Expenses    F-9

PRO FORMA FINANCIAL INFORMATION                                                       F-12
     Pro forma condensed consolidated balance sheet as of December 31, 1997           F-14
     Pro forma condensed consolidated statements of operations for the year
         ended December 31, 1997                                                      F-16
     Pro forma condensed consolidated statements of operations for the three
         months ended March 31, 1998                                                  F-19

                         Report of Independent Auditors


Board of Trust Managers
American Industrial Properties REIT

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the "Combined Historical Summary") of the Spieker Properties Portfolio, which is comprised of six industrial properties (the "Properties"), as described in Note 1 for the year ended December 31, 1997. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT, as described in Note 1, and is not intended to be a complete presentation of the income and expenses of the Properties.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses of the Spieker Properties Portfolio, as described in Note 1, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

                                       Ernst & Young LLP


Dallas, Texas
April 7, 1998, except for Note 5 as to
   which the date is May 6, 1998

                          Spieker Properties Portfolio

  Combined Historical Summary of Gross Income and Direct Operating Expenses


                                                         THREE MONTHS     YEAR ENDED
                                                        ENDED MARCH 31,  DECEMBER 31,
                                                             1998            1997
                                                        ---------------  ------------
                                                          (Unaudited)
GROSS INCOME
Rental                                                    $1,263,799     $4,773,233
Reimbursements                                               195,537        752,696
Other                                                         19,317         47,682
                                                          ----------     ----------
   Total gross income                                      1,478,653      5,573,611

DIRECT OPERATING EXPENSES
Repairs and maintenance                                      122,699        510,437
Utilities and other property operating                        85,382        438,159
General and administrative                                    16,228        139,462
Real estate taxes                                            131,203        487,293
Management fees                                               33,613        144,856
                                                          ----------     ----------
   Total direct operating expenses                           389,125      1,720,207
                                                          ----------     ----------

Excess of gross income over direct operating expenses     $1,089,528     $3,853,404
                                                          ==========     ==========




See accompanying notes.

                          Spieker Properties Portfolio

    Notes to Combined Historical Summary of Gross Income and Direct Operating
                                    Expenses

                        Year Ended December 31, 1997 and
                  Three Months Ended March 31, 1998 (Unaudited)


1. ORGANIZATION AND BASIS OF PRESENTATION

Spieker Properties Portfolio is not a legal entity but rather a combination of affiliated properties that have common ownership. The accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the "Combined Historical Summary") include the accounts of six industrial properties located in the southwestern United States (the "Properties"). The Properties are owned by Spieker Properties, a publicly traded real estate investment trust. The Properties are as follows:

                                                                     Total
           Property                                               Square Feet
-----------------------------------------------------------------------------
Arizona
   Black Canyon Tech Center (Phoenix)                                100,000
   Tucson Tech Center (Tucson)                                       115,030

Colorado Springs, Colorado
   Academy Pointe Atrium II                                           90,766
   Aerotech                                                           75,892

New Mexico
   Broadbent (Albuquerque)                                            59,296

Texas
   Summit Center (Austin)                                             96,950
                                                                     -------
Portfolio total                                                      537,934
                                                                     =======

The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT. The Combined Historical Summary is not intended to be a complete presentation of income and expenses of the Properties for the year ended December 31, 1997, and the three months ended March 31, 1998, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

                          Spieker Properties Portfolio

    Notes to Combined Historical Summary of Gross Income and Direct Operating
                              Expenses (continued)


1. ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Combined Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Combined Historical Summary for the year ended December 31, 1997. In the opinion of management of the Properties, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of combined gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Properties' Combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Combined Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

REVENUE RECOGNITION

Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are earned.

CAPITALIZATION POLICY

Ordinary repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.

                          Spieker Properties Portfolio

    Notes to Combined Historical Summary of Gross Income and Direct Operating
                              Expenses (continued)


3. OPERATING LEASES

The Properties have operating leases representing potential future receipts with terms ranging from one to seven years. The minimum future rentals under operating leases as of December 31, 1997 are as follows:

             1998                          $ 4,672,383
             1999                            3,816,215
             2000                            3,389,968
             2001                            2,750,847
             2002                            1,846,384
             Thereafter                        513,626
                                           -----------
                                           $16,989,423
                                           ===========

4. SUBSEQUENT EVENT

On May 6, 1998, the Properties were sold for a combined purchase price of $43.5 million to American Industrial Properties REIT.

                         Report of Independent Auditors


Board of Trust Managers
American Industrial Properties REIT

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") of North Austin Office Building (the "Property"), as described in Note 1 for the year ended December 31, 1997. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of North Austin Office Building, as described in Note 1, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

                                       Ernst & Young LLP


Dallas, Texas
May 15, 1998

                          North Austin Office Building

                              Historical Summary of
                   Gross Income and Direct Operating Expenses


                                                         THREE MONTHS
                                                             ENDED       YEAR ENDED
                                                           MARCH 31,    DECEMBER 31,
                                                             1998           1997
                                                         ------------   ------------
                                                         (unaudited)
GROSS INCOME
Rental                                                    $  697,606     $2,528,018
Reimbursements                                               261,918      1,109,935
Other                                                             --         45,296
                                                          ----------     ----------
   Total gross income                                        959,524      3,683,249

DIRECT OPERATING EXPENSES
Repairs and maintenance                                       28,272         64,292
Utilities and other property operating                       264,734      1,160,047
Real estate taxes                                             60,969        233,520
Management fees                                               29,393        109,630
                                                          ----------     ----------
   Total direct operating expenses                           383,368      1,567,489
                                                          ----------     ----------

Excess of gross income over direct operating expenses     $  576,156     $2,115,760
                                                          ==========     ==========


See accompanying notes.

                          North Austin Office Building

                   Notes to Historical Summary of Gross Income
                          and Direct Operating Expenses

                        Year Ended December 31, 1997 and
                  Three Months Ended March 31, 1998 (unaudited)


1. ORGANIZATION AND BASIS OF PRESENTATION

North Austin Office Building (the "Property") is a commercial office building containing approximately 260,000 square feet located in Austin, Texas. The building was 98% occupied by five tenants, with one tenant occupying 44% of the net rentable square feet at March 31, 1998. Under the terms of its lease, the tenant is required to pay base rent of $92,805 per month until May 2007.

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of American Industrial Properties REIT. The Historical Summary is not intended to be a complete presentation of income and expenses of the Property for the year ended December 31, 1997, and the three months ended March 31, 1998, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses. Additionally, income from the buy-out of a tenant's lease has been excluded, as this income is not comparable to the future operations of the property.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary for the year ended December 31, 1997. In the opinion of management of the Property, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect

                          North Austin Office Building

                   Notes to Historical Summary of Gross Income
                    and Direct Operating Expenses (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the reported amounts included in the Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

REVENUE RECOGNITION

Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs are recognized in the period when the recoveries are earned.

CAPITALIZATION POLICY

Ordinary repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.

3. MANAGEMENT FEES

The Property is managed by a third party. The management fee is 3.0% of gross revenue collected.

4. OPERATING LEASES

The Property's minimum future rentals under operating leases as of December 31, 1997 are as follows:

                   1998                       $ 2,742,231
                   1999                         2,667,952
                   2000                         2,350,908
                   2001                         2,352,803
                   2002                         2,352,803
                   Thereafter                  10,418,473
                                              -----------
                                              $22,885,170
                                              ===========

                          North Austin Office Building

                  Notes to Historical Summary of Gross Income
                   and Direct Operating Expenses (continued)


5. SUBSEQUENT EVENT

On April 30, 1998, the Property was sold for approximately $22.2 million to American Industrial Properties REIT.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                         PRO FORMA FINANCIAL INFORMATION
                                 (IN THOUSANDS)


         The following Pro Forma Condensed Consolidated Balance Sheet of American Industrial Properties REIT (the "Trust") as of March 31, 1998 has been prepared as if each of the following transactions had occurred as of March 31, 1998: (i) the acquisition of the Spieker Properties Portfolio (as defined in the Historical Summary included elsewhere herein), a group of six industrial properties (the "Spieker Portfolio"); and (ii) the acquisition of North Austin Office Building ("North Austin").

         The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the year ended December 31, 1997 has been prepared as if each of the following transactions had occurred as of January 1, 1997: (i) the acquisition of 15 industrial real estate properties (the "1997 Acquisitions");
(ii) the sale of 2 industrial real estate properties (the "1997 Dispositions");
(iii) the merger (the "Merger") with four publicly traded real estate limited partnerships (the "RELPs"); (iv) the acquisition of the Spieker Portfolio; (v) the acquisition of North Austin; and (vi) the acquisition, through AIP Operating, L.P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6 on February 11, 1998 (together with North Austin, the "1998 Acquisitions").

         The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the three months ended March 31, 1998 has been prepared as if each of the following transactions had occurred as of January 1, 1997: (i) the acquisition of the Spieker Portfolio; and (ii) the 1998 Acquisitions.

         The Pro Forma Financial Information of the Trust has been prepared using the purchase method of accounting for the Merger and the property acquisitions, whereby the assets and liabilities of the RELPs and the properties were adjusted to estimated fair market value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair market value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

         Such Pro Forma Financial Information is based in part upon (i) the Consolidated Financial Statements of the Trust for the year ended December 31, 1997 included in the Trust's Annual Report on Form 10-K for the year ended December 31, 1997; (ii) the Consolidated Financial Statements of the Trust for the three months ended March 31, 1998 included in the Trust's Quarterly Report on Form 10-Q/A for the quarter ended March 31, 1998; (iii) the Financial Statements of USAA Real Estate Income Investments I Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998; (iv) the Financial Statements of USAA Real Estate Income Investments II Limited Partnership for the year ended June 30, 1997 and the six months ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998; (v) the Financial Statements of USAA Income Properties III Limited

Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998; (vi) the Financial Statements of USAA Income Properties IV Limited Partnership for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated January 20, 1998; (vii) the Combined Historical Summary of Merit Texas Properties Portfolio for the nine months ended September 30, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated October 17, 1997; (viii) the Historical Summary of Commerce Center for the year ended May 31, 1997 and the three months ended August 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated November 25, 1997; (ix) the Historical Summary of Spring Valley #6 Industrial Property for the year ended December 31, 1997 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated February 11, 1998; (x) the Combined Historical Summary of Skyway and Central Park Industrial Properties for the six months ended June 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998; (xi) the Historical Summary of Inverness Industrial Property for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998; (xii) the Combined Statement of Revenues and Certain Expenses of Corporex Plaza and Presidential Plaza for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998; (xiii) the Historical Summary of Avion Industrial Property for the nine months ended September 30, 1997 filed with the Trust's Current Report on Form 8-K, dated March 23, 1998; (xiv) the Combined Historical Summary of Spieker Properties Portfolio for year ended December 31, 1997 and the three months ended March 31, 1998 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated April 30, 1998; and (xv) the Historical Summary North Austin Office Building for year ended December 31, 1997 and the three months ended March 31, 1998 filed with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated April 30, 1998.

         The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust's management, all material adjustments necessary to reflect the effect of these transactions have been made.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              As of March 31, 1998
                                 (In thousands)
                                   (Unaudited)


                                                             Trust            Recent          Spieker            Pro
                                                           Historical (A)  Transactions (B)  Portfolio  (C)     Forma
                                                           ----------      ------------      ---------        ---------
                                     ASSETS

Real estate, net                                           $ 255,093        $  22,276        $  43,507        $ 320,876
Cash - unrestricted                                           18,844           (6,404)         (11,328)           1,112
Cash - restricted                                              1,401               --               --            1,401
Other assets, net                                              6,807              199              387            7,393
                                                           ---------        ---------        ---------        ---------
                                                           $ 282,145        $  16,071        $  32,566        $ 330,782
                                                           =========        =========        =========        =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                     $ 121,845        $  15,498        $  32,154        $ 169,497
Notes payable to affiliates                                    7,200               --               --            7,200
Accrued interest payable                                         268               --               --              268
Accounts payable, accrued
   expenses and other                                          6,123              573              301            6,997
Tenant security deposits                                       1,294               --              111            1,405
                                                           ---------        ---------        ---------        ---------
                                                             136,730           16,071           32,566          185,367

Minority interests                                             7,294               --               --            7,294

Shareholders' equity:
   Shares of beneficial interest
      ($0.10 par value)                                        1,120               --               --            1,120
   Additional paid-in capital                                242,497               --               --          242,497
   Less Shares in treasury, at cost                           (1,019)              --               --           (1,019)
   Accumulated distributions                                 (60,457)              --               --          (60,457)
   Accumulated loss from operations
      and extraordinary gains (losses)                       (47,331)              --               --          (47,331)
   Accumulated net realized gain
      on sales of real estate                                  3,311               --               --            3,311
                                                           ---------        ---------        ---------        ---------
                                                             138,121               --               --          138,121
                                                           ---------        ---------        ---------        ---------
                                                           $ 282,145        $  16,071        $  32,566        $ 330,782
                                                           =========        =========        =========        =========

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                                 (In thousands)
                                   (Unaudited)

(A) Represents the historical financial position of the Trust as of March 31, 1998.

(B) Represents adjustments for the acquisition of North Austin. The acquisition was financed with cash of $6,404 and borrowings on the Trust's acquisition line of credit (the "Credit Facility") of $15,498. The Credit Facility bears interest at the 30-day LIBOR rate plus 1.75%, with a maturity of one year.

(C) Represents adjustments for the acquisition of the Spieker Portfolio. The acquisition was financed with cash of $11,328 and borrowings on the Credit Facility of $32,154. The Credit Facility bears interest at the 30-day LIBOR rate plus 1.75%, with a maturity of one year.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


                                         Trust           Recent          RELPS           RELPS
                                      Historical (A)  Transactions (B) Historical (C) Adjustments (D) Adjustments (E)
                                      ----------      ------------     ----------     -----------     -----------
INCOME
Rents and tenant reimbursements        $ 12,201       $ 12,212 (G)     $ 11,888       $ 2,036 (I)     $     --
                                                          (730)(H)                     (1,894)(J)
Equity in earnings of joint venture          --             --             (108)          264 (I)           --
                                                                                         (156)(K)
Interest and other income                   546             70 (G)          527          (527)(L)           --
                                                          (164)(H)
                                       --------       --------         --------       -------         --------
                                         12,747         11,388           12,307          (277)              --
                                       --------       --------         --------       -------         --------
EXPENSES
Property operating expenses               4,315          4,216 (G)        5,560            43 (I)           --
                                                          (201)(H)                       (391)(J)
Depreciation and amortization             3,157          1,760 (G)        4,003         1,014 (I)       (2,790)(M)
                                                           (87)(H)                       (309)(J)
Interest expense                          5,778          4,630 (G)        3,089         1,388 (I)       (1,022)(N)
                                                          (256)(H)                       (907)(J)
General and administrative                2,504             --            1,518            63 (I)           --
                                                                                         (121)(J)
                                       --------       --------         --------       -------         --------
Total expenses                           15,754         10,062           14,170           780           (3,812)
                                       --------       --------         --------       -------         --------
Gain (loss) from operations before
     minority interest                   (3,007)         1,326           (1,863)       (1,057)           3,812

Minority interest                            --             --               --           208 (I)           --
                                       --------       --------         --------       -------         --------
Income (loss) from operations          $ (3,007)      $  1,326         $ (1,863)      $  (849)        $  3,812
                                       ========       ========         ========       =======         ========


Income (loss) from operations
     per share:
       Basic and diluted               $  (0.91)
                                       ========

Weighted average number of
  Common Shares outstanding               3,317
                                       ========

                                         Spieker        Pro Forma
                                        Portfolio (F)     Total
                                        ---------       --------
INCOME
Rents and tenant reimbursements          $ 5,526        $ 41,239
Equity in earnings of joint venture           --              --
Interest and other income                     48             500
                                         -------        --------
                                           5,574          41,739
                                         -------        --------
EXPENSES
Property operating expenses                1,720          15,262
Depreciation and amortization                857           7,605
Interest expense                           2,762          15,462
General and administrative                    --           3,964
                                         -------        --------
Total expenses                             5,339          42,293
                                         -------        --------
Gain (loss) from operations before
     minority interest                       235            (554)

Minority interest                             --             208
                                         -------        --------
Income (loss) from operations            $   235        $   (346)
                                         =======        ========


Income (loss) from operations
     per share:
       Basic and diluted                                $  (0.03)
                                                        ========

Weighted average number of
  Common Shares outstanding                               11,193 (O)
                                                        ========

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)

(A) Represents the historical results of operations of the Trust for the year ended December 31, 1997. Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation. In addition, excludes gain on sale of real estate of $2,163 and extraordinary gain on extinguishment of debt of $2,643.

(B) Represents adjustments for the 1997 Acquisitions, the 1997 Dispositions, and the 1998 Acquisitions.

(C) Represents the combined historical results of operations of the RELPs acquired in connection with the Merger.

(D) Represents adjustments (i) to eliminate the historical results of operations of a real estate property which, in conjunction with the Merger, was sold by the RELP to an affiliate, and (ii) to consolidate one real estate partnership that had been accounted by the RELP on the equity method.

(E) Represents adjustments (i) resulting from the Merger, including adjustments to depreciation for the Trust's new basis and incremental general and administrative costs estimated to be incurred by the Trust as a result of the recent growth, and (ii) the elimination of non-recurring interest recorded by the Trust.

(F) Represents adjustments for the acquisition of the Spieker Portfolio, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period. Interest expense is based on the borrowings incurred at the related interest of 7.45% (the average 30-day LIBOR rate plus 1.75% during the year ended December 31, 1997).

(G) Represents adjustments for the 1997 Acquisitions and the 1998 Acquisitions, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period. Interest expense is based on the borrowings incurred at the related interest rates, which range from 7.25% (fixed rate under mortgage notes payable) to 7.45% (the average 30-day LIBOR rate plus 1.75% during the year ended December 31, 1997).

(H) Represents adjustments to remove the historical results of operations of the 1997 Dispositions.

(I) Represents adjustments, based on historical operating results, for the investment in USAA Chelmsford Associates Joint Venture (the "Joint Venture"), accounted by the RELP on the equity method, which is consolidated by the Trust due to an amendment to the joint venture agreement subsequent to the Merger providing the Trust with control over the major decisions of the Joint Venture.

(J) Represents adjustments to eliminate the historical results of operations of a real estate property which, in conjunction with the Merger, was sold by the RELP to an affiliate.

(K) Represents adjustment to eliminate the equity in earnings of a joint venture. In connection with the Merger, the interest in the joint venture was sold by the RELP to an affiliate.

(L) Represents adjustments to eliminate interest income as a result of cash distributions to the RELP limited partners prior to the Merger.

(M) Represents adjustment to reduce the depreciation of real estate acquired in the Merger. This adjustment represents increased depreciation resulting from the allocation of purchase price, reduced by the use of a 40 year period by the Trust, rather than a 30 year period, as had been the practice by the RELPs.

(N) Represents adjustment to eliminate interest expense accrued by the Trust related to the notes payable convertible into Common Shares of Beneficial Interest of the Trust (the "Common Shares"). The amount of non-recurring interest expense represents the difference between the market trading price of $11.88 per Common Share on February 26, 1997, the date of issuance of the modified notes, which contained the convertibility option, and the $10.00 conversion price.

(O) The pro forma weighted average shares outstanding includes 9,817 Common Shares outstanding at December 31, 1997 and 1,376 Common Shares issued in February 1998. Diluted earnings per share are the same as basic earnings per share as the Trust has a loss from operations.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1998
                     (In thousands, except per share data)
                                   (Unaudited)


                                                Trust           Recent            Spieker       Pro Forma
                                              Historical (A) Transactions (B)    Portfolio (C)    Total
                                              ----------     ------------        ---------      ---------
INCOME
Rents and tenant reimbursements                $  8,499        $  1,137          $  1,460       $ 11,096
Interest and other income                           227              --                19            246
                                               --------        --------          --------       --------
                                                  8,726           1,137             1,479         11,342
                                               --------        --------          --------       --------
EXPENSES
Property operating expenses                       2,498             405               389          3,292
Depreciation and amortization                     1,616             118               214          1,948
Interest expense                                  2,663             342               598          3,603
General and administrative                          794              --                --            794
                                               --------        --------          --------       --------
Total expenses                                    7,571             865             1,201          9,637
                                               --------        --------          --------       --------
Gain (loss) from operations before
     minority interest                            1,155             272               278          1,705

Minority interest                                   (57)             --                --            (57)
                                               --------        --------          --------       --------
Income (loss) from operations                  $  1,098        $    272          $    278       $  1,648
                                               ========        ========          ========       ========


Income (loss) from operations per share:
       Basic and diluted                       $   0.10                                         $   0.15
                                               ========                                         ========

Weighted average number of
  Common Shares outstanding                      10,618                                           11,193 (D)
                                               ========                                         ========

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1998
                      (In thousands, except per share data)
                                   (Unaudited)

(A) Represents the historical results of operations of the Trust for the three months ended March 31, 1998. Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation.

(B) Represents adjustments for the 1998 Acquisitions, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period. Interest expense is based on the borrowings incurred at the related interest rates, which range from 7.28% (fixed rate under mortgage notes payable) to 7.44% (the average 30-day LIBOR rate plus 1.75% during the three months ended March 31, 1998).

(C) Represents adjustments for the acquisition of the Spieker Portfolio, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period. Interest expense is based on the borrowings incurred at the related interest rate of 7.44% (the average 30-day LIBOR rate plus 1.75% during the three months ended March 31, 1998).

(D) The pro forma weighted average shares outstanding represents 11,193 Common Shares outstanding at March 31, 1998. Diluted earnings per share are the same as basic earnings per share as the outstanding options to acquire Common Shares have an exercise price greater than the average market price per Common Share during the period and, therefore, the effect would be anitdilutive.

                  EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Exhibit
Number                     Description
-------                    -----------
 23.1               Consent of Ernst & Young LLP